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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                GLB BANCORP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



            Ohio                                         31-1529973
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(State of Incorporation or Organization)       (IRS Employer Identification No.)

       7001 Center Street
         Mentor, Ohio                                        44060
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(Address of Principal Executive Offices)                    (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act registration statement file number to which this form relates:
333-48387
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(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act: None


       Title of Each Class                   Name of Each Exchange on Which
       to be so Registered                   Each Class is to be Registered

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Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
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                                (Title of Class)





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Item 1.  Description of Registrant's Securities to be Registered

     The information required by this item is incorporated herein by reference to the portion of the Prospectus (including any Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 after the date hereof) captioned "Description of Capital Stock," which is a part of the Registrant's Registration Statement on Form SB-2 (No. 333-48387) filed on March 20, 1998 and amended subsequent thereto.

Item 2.  Exhibits

1. Amended and Restated Articles of Incorporation, as amended (incorporated herein by reference to Exhibit 3.a to Registrant's Registration Statement on Form SB-2, File No. 333-48387).

2. Code of Regulations (incorporated herein by reference to Exhibit 3.b to Registrant's Registration Statement on Form SB-2, File No. 333-48387).

3.   Specimen Common Stock Certificate (Filed Herewith)




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Pursuant to the requirements of Section 12 of the Securities Exchange Act of
1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       GLB BANCORP, INC.



Dated:  05/14/98                       By  /s/ Richard T. Flenner, Jr.
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                                           Richard T. Flenner, Jr.
                                           President and Chief Executive Officer




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